UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

February 8, 2016

Date of Report (Date of Earliest Event Reported)

HP Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 PAGE MILL ROAD, PALO ALTO, CA	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On February 8, 2016, the Board of Directors (the “Board”) of HP Inc. (“HP”) elected Aida Alvarez, former administrator of the Small Business Administration and current board member of Wal-Mart Stores, Inc. to serve as a director of HP, effective on February 8, 2016.

Ms. Alvarez will receive compensation for service as a non-employee director of HP consistent with the compensation generally provided to other HP non-employee directors, as determined by the Board from time to time.  Currently, HP non-employee directors generally receive, among other things (i) an annual cash retainer of $100,000, which directors may elect to receive in the form of HP securities, and an annual equity retainer of $175,000 paid at each director’s election either in the form of restricted stock units or in equal amounts of restricted stock units and stock options; (ii) $2,000 in cash for each Board meeting attended in excess of ten per year; and (iii) $2,000 in cash for each Board committee meeting attended in excess of ten meetings per committee per year. Ms. Alvarez also will be eligible to participate in the product matching portion of the HP Employee Giving Program under which each non-employee director may contribute up to $100,000 worth of HP products each year to a qualified charity by paying 25% of the list price of those products, with HP contributing the remaining cost.  For her first partial year of Board service, Ms. Alvarez’s annual cash retainer will be pro-rated and paid in the form of cash and Ms. Alvarez’s annual equity retainer will be pro-rated and paid in the form of restricted stock units.

There are no arrangements or understandings between Ms. Alvarez and any other persons pursuant to which she was selected as a director. Additionally, there are no transactions involving HP and Ms. Alvarez that HP would be required to report pursuant to Item 404(a) of Regulation S-K. Ms. Alvarez has not yet been named to any committee of the Board.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 8, 2016, the Board approved an amendment to Section 3.2 of Article III of HP’s Second Amended and Restated Bylaws (as so amended, the “Bylaws”) increasing the number of HP directors from twelve to thirteen effective immediately prior to the effective time of the election of Ms. Alvarez to the Board.  The foregoing summary is qualified in its entirety by reference to the Bylaws reflecting this amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 3.1	Third Amended and Restated Bylaws of HP Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP Inc.

DATE: February 8, 2016	By:	/s/ RUAIRIDH ROSS
	Name:	Ruairidh Ross
	Title:	Deputy General Counsel
and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 3.1	Third Amended and Restated Bylaws of HP Inc.